Thornburg New York Intermediate Municipal Fund

Semi-Annual Report
December 31, 2002

Thornburg New York Intermediate Municipal Fund
ALL DATA AS OF 12/31/02

Fund facts  Thornburg New York Intermediate Municipal Fund

                                 Thornburg
                           New York Intermediate
                               Municipal Fund
                                  A Shares
Annualized Distribution Rate        4.00%
SEC Yield                           2.36%
Taxable Equiv. Yield                4.32%
NAV                               $12.82
Max. Offering Price               $13.08

Total returns  (Annual Average - After Subtracting Maximum Sales Charge)

One Year                           4.71%
Three Years                        6.08%
Since Inception                    5.07%
Inception Date                    9/5/97

Taxable equivalent yield assumes a 38.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.25% New York City tax rate. The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 2.00%.
The data quoted represent past performance and may not be construed as a guarantee of future results.

The distribution rate is calculated by taking the sum of the previous 30 days of distribution factors and dividing this sum by the ending NAV. The value is then annualized to arrive at the 30-day distribution yield. The yield is calculated on a periodic basis and is subject to change depending on the fund's NAV and current distributions.

Letter to shareholders

Thornburg New York Intermediate Municipal Fund

January 17, 2003

Dear Fellow Shareholder:

I am pleased to present the semi-annual report for the Thornburg New York Intermediate Fund. The net asset value of the A shares increased by 19 cents to $12.82 during the six-month period ending December 31, 2002. If you were with us for the entire period, you received dividends of 27.8 cents per share. If you reinvested dividends, you received 28.0 cents per share.

2002 was the third consecutive year of excellent performance for high quality short and intermediate municipal bonds. Interest rates on five-year AAA rated municipal bonds fell by 1.17% over the course of the year, pushing up the market price of most of the bonds in the Fund. Longer-term bonds also benefited from falling interest rates, but to a lesser extent. The Fund's trailing returns are very competitive with those of longer-term funds that typically take more interest-rate risk than the Fund does.

We believe that 2003 may prove to be somewhat more challenging. While the U.S. economy is currently sluggish at best, interest rates are at 41-year lows, tax cuts are probably going to accelerate, and the Federal government is increasing spending substantially. All of this should eventually lead to a more vibrant economy and higher interest rates, barring a prolonged war with Iraq or other major outside shock. We have therefore begun shortening durations and building more defensiveness into the fund, after extending slightly in October.

If interest rates do rise, the market price of most bonds will decline. Remember, though, that short and intermediate bonds, like those in the Thornburg Intermediate New York Fund, should not decline in price as much as long-term bonds. Furthermore, as the bonds in the Fund move closer to maturity, they will recover much, if not all, of their lost value. Most importantly, if interest rates go up we will be able to replace bonds as they mature with higher yielding bonds, which will increase the funds' returns over time. Thus, even though short-term market values may be negatively impacted, laddered portfolios can benefit from rising interest rates over longer periods of time.

Your Thornburg Intermediate New York Fund is a laddered portfolio of 55 municipal obligations from all over New York. All of the bonds are rated A or better by one of the major rating agencies. Today, your fund's weighted average maturity is 7.8 years. We always keep it to 10 years or less. As you know, we "ladder" the maturity dates of the bonds in your portfolio so that some of the bonds are scheduled to mature during each of the coming years. The following chart describes the percentages of your fund's bond portfolio maturing in each of the coming years:

                      % of portfolio            Cumulative %
                      maturing within          maturing by end of

                      2 years = 10%             years = 10%
                 2 to 4 years = 12%      2 to 4 years = 22%
                 4 to 6 years = 14%      4 to 6 years = 36%
                 6 to 8 years = 9%       6 to 8 years = 45%
                8 to 10 years = 12%     8 to 10 years = 57%
               10 to 12 years = 13%    10 to 12 years = 70%
               12 to 14 years = 10%    12 to 14 years = 80%
               14 to 16 years = 3%     14 to 16 years = 83%
               16 to 18 years = 11%    16 to 18 years = 94%
               18 to 20 years = 6%      Over 20 Years = 100%

Percentages can and do vary. Data as of 12/31/02.


After years of operating surpluses, the City and State of New York are currently going through a severe fiscal crisis. State personal income tax revenues are down 15% in the current fiscal year while pension, Medicaid, and other expenses are going up. Past budget deficits have been balanced through one-time measures such as tapping reserve funds and securitizing tobacco settlement receivables. Strong steps have been taken to control expenses and balance the 2003 and 2004 budgets, but more must be done. We are watching closely for signs of revenue improvement or another solution, but in the meantime we are keeping credit quality very high. Currently 58% of the Fund is rated AAA and 100% is rated A or better by Moody's or Standard and Poor's.

Municipal bond supply is likely to be down somewhat from last years' record $352 billion. A reduced supply of bonds plus the fact that municipal bond yields are relatively high when compared to treasury bonds should provide some additional support for the municipal bond market. However, some of this support is being counterbalanced by the president's proposal to eliminate individual income taxes on some corporate dividends. We do not believe that the president's proposal will be enacted in its present form. If it is, we do not believe that dividend-paying equities will attract large numbers of traditional municipal bond investors because of the fundamental difference between a stock dividend (which can be eliminated or reduced easily) and the interest payment on a bond (which is a contractual obligation). Also, there is no promise that you will get your principal back when you invest in a stock. Nevertheless, we do believe the President's proposal, if passed, will make equities somewhat more attractive relative to all types of bonds.

Yields on money market funds have dropped significantly. As of early February, the average taxable money market fund was yielding 0.81%. If you are an investor in the 35% federal tax bracket, that leaves you with only 0.49% after state and federal taxes! To see how your fund has performed relative to the money market fund averages, turn to the back of this report.

Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well in varying interest rate environments. Thank you for investing in the Thornburg Intermediate New York Fund.



Sincerely,

George Strickland
Portfolio Manager

Statements of assets and liabilities

Thornburg New York Intermediate Municipal Fund

December 31, 2002
(Unaudited)

ASSETS
Investments at value (cost $33,628,020) .....................   $ 36,021,406
Cash ........................................................        179,647
Receivable for investments sold .............................        270,000
Receivable for fund shares sold .............................         71,089
Interest receivable .........................................        488,766
Prepaid expenses and other assets ...........................        111,725

         Total Assets .......................................     37,142,633

LIABILITIES .................................................
Payable for investments purchased                                  1,119,170
Payable for fund shares redeemed ............................        115,649
Accounts payable and accrued expenses .......................         55,363
Payable to investment advisor (Note 3) ......................        123,078
Dividends payable ...........................................         45,103

         Total Liabilities ..................................      1,458,363

NET ASSETS ..................................................   $ 35,684,270

NET ASSETS CONSIST OF: ......................................
         Net unrealized appreciation                               2,393,386
         Accumulated net realized loss ......................         (2,829)
         Net capital paid in on shares of beneficial interest     33,293,713
                                                                $ 35,684,270
NET ASSET VALUE: ............................................
Class A Shares:
Net asset value and redemption price per share ($35,684,270
applicable to 2,784,301 shares of beneficial interest
outstanding - Note 4)                                           $      12.82

Maximum sales charge, 2.00%
of offering price ...........................................           0.26

Maximum Offering Price Per Share ............................   $      13.08



See notes to financial statements.

Statement of operations

Thornburg New York Intermediate Municipal Fund

Six Months Ended December 31, 2002
(Unaudited)

INVESTMENT INCOME:
Interest income (net of premium amortized of $86,539) .....   $   842,321


EXPENSES:
Investment advisory fees (Note 3) .........................        86,092
Administration fees (Note 3) ..............................        21,523
Service fees (Note 3) .....................................        42,185
Transfer agent fees .......................................        17,826
Custodian fees ............................................        15,883
Professional fees .........................................         9,393
Accounting fees ...........................................         1,558
Trustee fees ..............................................           368
Other expenses ............................................         3,881

                  Total Expenses ..........................       198,709
Less:
         Expenses reimbursed by investment advisor (Note 3)       (48,530)
Fees paid indirectly (Note 3) .............................          (357)

                  Net Expenses ............................       149,822

                  Net Investment Income ...................       692,499

REALIZED AND UNREALIZED GAIN (LOSS) .......................
ON INVESTMENTS (Note 5)
Net realized loss on investments sold .....................        (3,149)
Increase in unrealized appreciation of investments ........       535,342

                  Net Realized and Unrealized
                  Gain on Investments .....................       532,193

                  Net Increase in Net Assets Resulting
                  From Operations .........................   $ 1,224,692



See notes to financial statements.

Statements of changes in net assets

Thornburg New York Intermediate Municipal Fund

                                                                                     (Unaudited)

                                                               Six Months Ended       Year Ended
                                                               December 31, 2002     June 30, 2002

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income ..................................     $       692,499    $       1,233,097
Net realized gain (loss) on investments sold ...........              (3,149)              83,913
Increase in unrealized appreciation of investments .....             535,342               62,767

Net Increase in Net Assets Resulting from
Operations ..................................................      1,224,692            1,379,777

DIVIDENDS TO SHAREHOLDERS:
From net investment income
         Class A Shares .....................................       (692,499)          (1,233,097)
From realized gains
         Class A Shares .....................................        (52,639)                   0

FUND SHARE TRANSACTIONS (Note 4):
Class A Shares ..............................................      3,129,046            6,074,393

         Net Increase in Net Assets .........................      3,608,600            6,221,073

     NET ASSETS:
Beginning of period .........................................     32,075,670           25,854,597

         End of period ......................................   $ 35,684,270         $ 32,075,670


See notes to financial statements.

Notes to financial statements

Thornburg New York Intermediate Municipal Fund

December 31, 2002

Note 1 - Organization
Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing nine series of shares of beneficial interest in addition to those of the Fund:
Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund, Thornburg International Value Fund Thornburg Core Growth Fund and Thornburg Investment Income Builder Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in municipal obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the Fund will seek to have dividends paid to its individual shareholders exempt from New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Fund utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices, or at the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Fund under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value.

Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the period ended December 31, 2002 represent exempt interest dividends, which are excludable by shareholders from gross income for Federal income tax purposes. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Fund makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date.

Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Fund has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed at least annually.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the period ended December 31, 2002, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the period ended December 31, 2002 the Adviser voluntarily waived investment advisory fees of $48,530.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the period ended December 31, 2002, the Distributor has advised the Fund that it earned commissions aggregating $11 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares.

The Fund has an agreement with the custodian bank to indirectly pay a portion of the custodian's fees through credits earned by the Fund's cash on deposit with the bank. This deposit agreement is an alternative to overnight investments. Custodial fees have been adjusted to reflect amounts that would have been paid without this agreement, with a corresponding adjustment reflected as fees paid indirectly in the statements of operations. For the period ended December 31, 2002, the fees paid indirectly were $357.

Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  4 - Shares of Beneficial Interest
At December 31, 2002 there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                                            Six months Ended                 Year Ended
                                            December 31, 2002              June 30, 2002

                                         Shares          Amount          Shares       Amount
Class A Shares
Shares sold                             506,083     $   6,462,099       702,418  $     8,885,460

Shares issued to shareholders
    in reinvestment of distributions     33,211     $     424,122        60,133  $       759,542

Shares repurchased                     (295,033)    $  (3,757,175)     (283,204) $    (3,570,609)

Net Increase                            244,261     $   3,129,046       479,347  $     6,074,393

Note 5 - Securities Transactions
For the period ended December 31, 2002 the Fund had purchase and sale transactions (excluding short-term securities) of $6,670,395 and $2,653,921, respectively.

Note 6 - Income Taxes
At December 31, 2002, information on the tax components of capital is as follows:
         Cost of investments for tax purposes        $        33,628,020
         Gross tax unrealized appreciation                     2,393,763
         Gross tax unrealized depreciation                          (376)
         Net tax unrealized appreciation on
         investments                                 $         2,393,386

Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations.


Financial highlights

Thornburg New York Intermediate Municipal Fund

                                               Six Months Ended                        Year Ended
                                               December 31, 2002                        June 30,
                                                    2002            2002       2001       2000      1999      1998(a)
Class A Shares:
Per Share Performance
(for a share outstanding throughout the period)

Net asset value, beginning of period           $    12.63        $  12.55  $  12.16   $ 12.36    $  12.71    $ 12.50

Income from investment operations:
         Net investment income                       0.26            0.54      0.62      0.64        0.64       0.52
         Net realized and unrealized
          gain (loss) on investments                 0.21            0.08      0.39     (0.20)      (0.33)      0.21

Total from investment operations                     0.47            0.62      1.01      0.44        0.31       0.73
Less dividends from:
Net investment income                               (0.26)          (0.54)    (0.62)    (0.64)      (0.64)     (0.52)
         Realized capital gains                     (0.02)             -         -         -        (0.02)       -

Change in net asset value                            0.19            0.08      0.39      (0.20)     (0.35)      0.21

Net asset value, end of period                $     12.82      $    12.63   $ 12.55   $  12.16    $ 12.36    $ 12.71

Total return (b)                                    3.58%          5.05%      8.44%      3.65%      2.38%      5.92%

Ratios/Supplemental Data Ratios to average net assets:
         Net investment income                      4.02%(c)       4.29%      4.95%      5.23%      5.00%      4.99%(c)
         Expenses, after expense reductions         0.87%(c)       0.87%      0.87%      0.76%      0.75%      0.78%(c)
         Expenses, before expense reductions        1.15%(c)       1.09%      1.13%      1.15%      1.16%      1.19%(c)

Portfolio turnover rate                             8.11%         17.66%     21.96%     19.02%      9.06%     42.26%

Net assets at end of period (000)             $    35,684     $   32,076   $ 25,855  $  24,365   $ 24,633   $ 25,472


(a) Sales of Class A Shares commenced on September 5, 1997.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year.
(c) Annualized


Schedule of  Investments  Thornburg New York  Intermediate  Municipal  Fund
CUSIPS: CLASS A - 885-215-665 NASDAQ SYMBOLS: CLASS A - THNYX


465,000           Amherst Industrial Development Agency Civic Facility Revenue, 5.75% due   NR/A               $504,153
                  4/1/2015 (Insured: ACA)
700,000           Bethlehem Central School District General Obligation, 7.10% due           Aaa/AAA            829,171
                  11/1/2006 (Insured: AMBAC)
1,000,000         Brookhaven Industrial Development Agency Civic Facility Revenue, 4.375%   A2/BBB+            1,050,250
                  due 11/1/2031 put 11/1/2006 (Methodist Retirement Community Project;
                  LOC: Northfork Bank)
215,000           Canastota Central School District General Obligation, 7.10% due           Baa2/NR            252,593
                  6/15/2007 (ETM)*
205,000           Canastota Central School District General Obligation, 7.10% due           Baa2/NR            244,557
                  6/15/2008 (ETM)*
1,000,000         Dutchess County Industrial Development Agency, 6.05% due 11/1/2019        NR/AA              1,086,350
                  (Kaatsbaan Dance Center Project; Guaranty: Dyson Foundation)
550,000           Guam Power Authority Revenue Series A, 6.625% due 10/1/2014               NR/AAA             611,611
                  pre-refunded 10/1/2004 @ 102
1,000,000         Hempstead Town Ind Dev Agency Resources Recovery Revenue, 5.00% due       A3/BBB             1,040,150
                  12/1/2010 (American Ref-Fuel Project)
785,000           Long Island Power Authority Electric Systems Revenue General Series A,    Aaa/AAA            912,735
                  6.00% due 12/1/2007 (Insured: AMBAC)
880,000           Monroe County Ind Dev Agency Revenue, 6.45% due 2/1/2014 (Civic           Aa1/NR             943,536
                  Facility - DePaul Community Facility Project; Insured: Sonyma)
530,000           Nassau Health Care Corp., 6.00% due 8/1/2011 (Insured: FSA)               Aaa/AAA            620,519
300,000           New York Adjusted Subseries E-3, 1.50% due 8/1/2023                       VMIG1/A1+          300,000
600,000           New York City General Obligation, 1.50% due 8/1/2020 put 01/02/2003       VMIG1/A1+          600,000
                  (daily demand notes)
1,000,000         New York City General Obligation Series B, 7.20% due 8/15/2008            A2/A               1,104,910
                  pre-refunded 8/15/2004 @ 101
250,000           New York City General Obligation Series B-1, 7.30% due 8/15/2010          Aaa/A              276,662
                  pre-refunded 8/15/2004 @ 101
400,000           New York City Municipal Water Finance Authority, 1.50% due 6/15/2024      VMIG1/A1+          400,000
                  put 01/02/2003 (daily demand notes)
1,000,000         New York City Municipal Water Finance Authority Series B, 5.75% due       Aaa/AAA            1,018,200
                  6/15/2013 (ETM)*
400,000           New York City Refunding Series H, 1.50% due 8/1/2014 (Insured: FSA)       VMIG1/A1+          400,000
1,365,000         New York City Transitional Refunding Future Tax Secured C, 5.25% due      Aaa/AAA            1,496,258
                  8/1/2016 (Insured: AMBAC)
920,000           New York City Trust Cultural Resources Revenue, 5.75% due 7/1/2014        NR/A               1,005,864
                  (Museum of American Folk Art Project; Insured: ACA)
1,000,000         New York Dormitory Authority Lease Revenue Series A, 5.25% due            Aaa/AAA            1,107,190
                  8/15/2013 (Insured: FSA)
500,000           New York Dormitory Authority Revenue, 7.35% due 8/1/2029 (Jewish          NR/AAA             551,105
                  Geriatric Project; Insured: FHA)
295,000           New York Dormitory Authority Revenues, 4.00% due 7/1/2005 (New York       NR/A+              295,549
                  Medical College Project; LOC: Fleet National Bank)
350,000           New York Dormitory Authority Revenues, 5.25% due 7/1/2010 (Insured:       NR/AA              392,917
                  Asset Guaranty)
370,000           New York Dormitory Authority Revenues, 5.25% due 7/1/2011 (Insured:       NR/AA              414,363
                  Asset Guaranty)
280,000           New York Dormitory Authority Revenues Capital Appreciation, 0% due        Aaa/AAA            250,191
                  7/1/2005 (Insured: FSA)
1,115,000         New York Dormitory Authority Revenues Mental Health Services Facilities   Aaa/AAA            1,213,845
                  Improvement A, 5.50% due 2/15/2019 (Insured: MBIA)
250,000           New York Dormitory Authority Revenues Refunding, 5.50% due 2/15/2003      Aaa/AAA            251,320
                  (Insured: FSA)
1,000,000         New York Dormitory Authority Revenues Refunding, 6.10% due 7/1/2019       Aa1/NR             1,124,920
                  (Ryan Clinton Community Health Center Project; Insured: Sonyma
                  Mortgage)
1,000,000         New York Dormitory Authority Revenues Series B, 5.25% due 11/15/2026      Aaa/AAA            1,112,970
                  put 5/15/2012 (Insured: AMBAC)
30,000            New York Environmental Facilities Corp. PCR Water Revolving Fund Series   Aa2/AA-            30,154
                  B, 7.50% due 3/15/2011
600,000           New York Environmental Facilities Corp. PCR Water Revolving Fund Series   Aaa/AAA            657,408
                  E, 6.875% due 6/15/2014 refunded 6/01/2004 @ 101.5
400,000           New York Environmental Facilities Corp. PCR Water Revolving Fund Series   Aaa/AAA            436,708
                  E, 6.875% due 6/15/2014
500,000           New York General Obligation, 9.875% due 11/15/2005                        A2/AA              610,515
665,000           New York Housing Finance Service Series A, 6.375% due 9/15/2015           A3/AAA             784,135
                  pre-refunded 9/15/2007 @ 100
85,000            New York Housing Finance Service Unrefunded Balance Series A, 6.375%      A3/AA-             95,972
                  due 9/15/2015
70,000            New York Medical Care Facilities Finance Agency Revenue, 6.125% due       Aa2/AA             73,332
                  2/15/2014 (Insured: FHA)
500,000           New York Medical Care Facilities Finance Agency Revenue Series A, 6.85%   Aaa/AAA            566,540
                  due 2/15/2017 pre-refunded 2/15/2005 @ 102 (Brookdale Hospital Medical
                  Center Project)
500,000           New York Medical Care Facilities Finance Agency Revenue Series A, 6.80%   Aaa/AAA            566,015
                  due 2/15/2020 pre-refunded 2/15/2005 @ 102 (New York Downtown Hospital
                  Project)
665,000           New York Mortgage Agency Revenue, 5.85% due 10/1/2017                     Aaa/NR             719,064
1,000,000         New York Mortgage Agency Revenue Series 29-B, 6.45% due 4/1/2015          Aa1/NR             1,022,590
1,000,000         New York Series G, 6.75% due 2/1/2009 (Insured: MBIA)                     Aaa/AAA            1,197,050
1,000,000         New York State Dormitory Authority Revenues, 5.50% due 3/15/2012          NR/AA              1,140,290
80,000            New York State Medical Care Facilities Finance Agency Revenue, 6.125%     Aa2/AA             83,254
                  due 2/15/2014 pre-refunded 2/15/2004 @ 102 (Insured: FHA)
300,000           New York State Mortgage Agency Revenue Series 70, 5.375% due 10/1/2017    Aa2/NR             313,710
2,000,000         New York Urban Development Corp. Correctional Facilities Revenue, 0%      A3/AA-             1,698,900
                  due 1/1/2008
1,505,000         Newark Wayne Community Hospital Revenue Series B, 5.875% due 1/15/2033    Aaa/AAA            1,537,914
                  (Insured: AMBAC)
355,000           Oneida County Industrial Development Agency Revenue, 6.00% due 1/1/2010   NR/AA              411,111
                  (Insured: Asset Guaranty)
450,000           Oneida County Industrial Development Agency Revenue, 6.10% due 6/1/2020   Aa3/NR             487,472
                  (Civic Facility Presbyterian Home Project; LOC: HSBC Bank USA)
750,000           Port Chester Industrial Development Agency Refunding, 4.75% due           NR/AAA             793,522
                  7/1/2031 put 7/1/2011 @ 100 (American Foundation Project; FNMA
                  Collateralized)
100,000           Southampton Village General Obligation Series B, 7.60% due 9/1/2003       Aaa/AAA            104,218
                  (Insured: MBIA)
210,000           Utica Industrial Development Agency Civic Facility Revenue, 5.25% due     Aa3/NR             229,333
                  7/15/2016 (Munson Williams Proctor Institute Project)
625,000           Valley Central School District Montgomery, 7.15% due 6/15/2007            Aaa/AAA            749,087
                  (Insured: AMBAC)
165,000           Watkins Glen Central School District, 7.25% due 6/15/2004 (Insured:       Aaa/AAA            178,931
                  MBIA)
110,000           Waverly General Obligation, 9.05% due 6/15/2004 (Insured: MBIA) (ETM)*    Aaa/AAA            122,293

                  TOTAL INVESTMENTS (Cost $33,628,020)                                                    $ 36,021,407

 +Credit ratings are unaudited.
*Escrowed to maturity See notes to financial statements.




Index Comparisons

Thornburg New York Intermediate Municipal Fund

December 31, 2002

INTERMEDIATE NEW YORK FUND
Index Comparison
The chart at the right compares performance of Intermediate New York Fund, the Merrill Lynch Municipal Bond (7-12 year) Index and the Consumer Price Index, for the periods ending December 31, 2002. On December 31, 2002, the weighted average securities ratings of the Index and the Fund were AA and AA+, respectively, and the weighted average portfolio maturities of the Index and the Fund were 9.5 years and 7.8 years, respectively. Past performance of the Index and the Fund may not be indicative of future performance.

The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares. Class A
Average Annual Total Returns (at max. offering price)
(ending 12/31/02)
One year:                  4.71%
Three years:               6.08%
From inception (9/5/97):   5.07%

ML Muni 7-12 yrs
 Fund A Shares
 CPI

Trustees and Officers

Thornburg New York Intermediate Municipal Fund

Name, Address       Position(s)       Term of           Principal                        Number of         Other
and Age (1)         Held with         Office            Occupation(s)                    Portfolios        Directorships
                    Fund (2)          and               During Past                      in Fund           Held by
                                      Length of         5 Years                          Complex           Trustee or
                                      Time                                               Overseen          Nominee for
                                      Served                                             by Trustee(2)     Trustee

Interested Trustees

Garrett             Chairman          Trustee           CEO, Chairman and controlling    Eleven            None
Thornburg,          of Trustees (3)   Since             shareholder of Thornburg
57                                    1987 (4)          Investment Management, Inc.
                                                        (investment adviser) and
                                                        Thornburg Securities
                                                        Corporation (securities dealer);
                                                        Chairman of Thornburg Limited
                                                        Term Municipal Fund, Inc.
                                                        (registered investment company);
                                                        CEO and Chairman of Thornburg
                                                        Mortgage, Inc. (real estate
                                                        investment trust); Chairman
                                                        of Thornburg Mortgage
                                                        Advisory Corporation (investment
                                                        manager to Thornburg
                                                        Mortgage, Inc.).

Brian J. McMahon,   Trustee,          Trustee           President and Managing Director    Nine            None
47                  President,        Since             of Thornburg Investment
                    Assistant         2001;             Management, Inc.; President
                    Secretary (5)     President         of Thornburg Limited Term
                                      Since 1997        Municipal Fund, Inc.
                                      (4)(6)

Independent Trustees

David A. Ater,      Trustee           Trustee           Principal in Ater & Ater           Nine            Director of
54                                    since             Associates, Santa Fe, New                          Thornburg
                                      1994 (4)          Mexico (developer, planner                         Mortgage, Inc.
                                                        and broker of residential and                      (real estate
                                                        commercial real estate); owner,                    investment trust)
                                                        developer and broker for
                                                        various real estate projects.

David D. Chase,     Trustee           Trustee           Chairman, President and CEO        Eleven          Director of
60                                    since             of general partner of Vestor                       Thornburg
                                      2001 (4)          Partners, LP, Santa Fe, NM                         Limited Term
                                                        (private equity fund); Chairman                    Municipal Fund,
                                                        and CEO of Vestor Holdings,                        Inc. (registered
                                                        Inc., Santa Fe, NM (merchant                       investment
                                                        bank).                                             company)

Forrest S. Smith,   Trustee           Trustee           Attorney in private practice        Nine           None
69                                    since             and shareholder, Catron, Catron
                                      1987 (4)          & Sawtell (law firm), Santa Fe, NM.


James W. Weyhrauch, Trustee          Trustee           Executive Vice President and        Nine           None
41                                   since             Director, Nambe Mills, Inc.
                                     1996 (4)          (manufacturer) Santa Fe, NM.

Officers of the Fund (who are not Trustees) (7)

Dawn B. Fischer,    Secretary;        Secretary         Vice President, Secretary and       N/A            N/A
56                  Assistant         and               Managing Director, Thornburg
                    Treasurer         Assistant         Investment Management, Inc.;
                                      Treasurer         Secretary, Thornburg Limited Term
                                      Since 1987        Municipal Fund, Inc.; Secretary,
                                      (6)               Thornburg Securities Corporation;
                                                        Vice President, Daily Tax Free
                                                        Income Fund, Inc. (registered
                                                        investment company).

Steven J. Bohlin,   Vice President;   Vice              Vice President and Managing          N/A           N/A
45                  Treasurer         President         Director of Thornburg Investment
                                      Since 1987;       Management, Inc.; Vice President
                                      Treasurer         of Thornburg Limited Term
                                      Since 1989        Municipal Fund, Inc.
                                      (6)

George T.Strickland,Vice President    Vice              Vice President and Managing          N/A           N/A
40                                    President         Director of Thornburg Investment
                                      Since 1999        Management, Inc.; Vice President
                                      (6)               of Thornburg Limited Term
                                                        Municipal Fund, Inc.

William V. Fries,   Vice President    Vice              Managing Director of                 N/A           N/A
63                                    President         Thornburg Investment
                                      Since 1995        Management, Inc.
                                      (6)


Leigh Moiola,       Vice President    Vice              Vice President and Managing          N/A           N/A
36                                    President         Director of Thornburg Investment
                                      Since 2001        Management, Inc.; Vice President
                                      (6)               of Thornburg Limited Term
                                                        Municipal Fund, Inc.

Kenneth Ziesenheim, Vice President    Vice              Managing Director of Thornburg       N/A           N/A
48                                    President         Investment Management, Inc.;
                                      Since 1995        President of Thornburg Securities
                                      (6)               Corporation; Vice President
                                                        of Thornburg Limited Term
                                                        Municipal Fund, Inc.

Alexander Motola,   Vice President    Vice              Managing Director of Thornburg       N/A           N/A
33                                    President         Investment Management, Inc.
                                      Since 2001        since 2000; Vice President of
                                      (6)               Thornburg Limited Term
                                                        Municipal Fund, Inc. since 2001;
                                                        Portfolio Manager, Insight Capital
                                                        Research & Management, Inc.,
                                                        Walnut Creek, California
                                                        1995-2000.
Dale Van Scoyk,    Vice President     Vice              Account Manager for Thornburg        N/A           N/A
57                                    President         Investment Management, Inc.
                                      Since 1998        since 1997, and Vice President
                                      (6)               and Managing Director since
                                                        1999; Vice President of Thornburg
                                                        Limited Term Municipal Fund,
                                                        Inc. since 1999; National Account
                                                        Manager for Heartland Funds
                                                        1993-1997.

Wendy Trevisani,  Vice President     Vice               Associate of Thornburg Investment    N/A           N/A
33                                   President          Management, Inc. since 1999 and
                                     Since 1999         Vice President since 2000; Vice
                                     (6)                President of Thornburg Limited
                                                        Term Municipal Fund, Inc.
                                                        1999-2002; Sales Representative,
                                                        Salomon Smith Barney 1996-1999.

Joshua Gonze,     Vice President     Vice               Associate (and since 1999 a          N/A           N/A
41                                   President          Vice President of Thornburg
                                     Since 2001         Investment Management, Inc.);
                                     (6)                Vice President of Thornburg
                                                        Limited Term Municipal Fund, Inc.
                                                        Since 2001; Associate Director,
                                                        Corporate Credit Ratings, Standard
                                                        & Poor's Corporation 1994-1996.

Brad Kinkelaar,   Vice President     Vice               Assistant Portfolio Manager of       N/A           N/A
36                                   President          Thornburg Investment Management,
                                     Since 2001         Inc. since 1999; Vice President
                                     (6)                of Thornburg Limited Term
                                                        Municipal Fund, Inc. 2001-2002;
                                                        Equity Investment Analyst,
                                                        State Farm Insurance Companies
                                                        1996-1999.

Kerry Lee,        Vice President     Vice               Associate of Thornburg Investment    N/A           N/A
35                                   President          Management, Inc.; Vice President
                                     Since 1999         of Thornburg Limited Term
                                     (6)                Municipal Fund, Inc. 1999-2002
                                                        and Assistant Vice President
                                                        1998-1999.

(1) Each person's address is 119 East Marcy Street, Santa Fe, New Mexico 87501.
(2) The Fund is one of ten separate investment "funds" or "portfolios" of
    Thornburg Investment Trust (the "Trust"), organized as a Massachusetts business trust. The Trust currently has nine active funds, which are considered for certain regulatory purposes as parts of a "fund complex" with the two funds of
    Thornburg Limited Term Municipal Fund, Inc. Thornburg Investment Management,
    Inc. is the investment adviser to, and manages, the eleven funds of the Trust and Thornburg Limited Term Municipal Fund, Inc.
(3) Mr. Thornburg is considered an "interested" Trustee under the Investment
    Company Act of 1940 because he is a director and controlling shareholder of
    Thornburg Investment Management, Inc. the investment adviser to the nine active funds of the Trust, and is the sole director and controlling shareholder of
    Thornburg Securities Corporation, the distributor of shares for the Trust.
(4) Each Trustee serves in office until the election and qualification of a successor.
(5) Mr. McMahon is considered an "interested" Trustee because he is the president of Thornburg Investment Management, Inc.
(6) The Trust's president, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
(7) Assistant vice presidents, assistant
    secretaries and assistant treasurers are not shown.
    The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request by calling 1-800-847-0200

Thornburg NEW YORK INTERMEDIATE
MUNICIPAL FUND- A shares
Outperformed Tax-Exempt Money Market Funds

Investors sometimes ask us to compare New York Intermediate Municipal Fund to money market fund returns. These investments have certain differences, and investors in New York Intermediate Municipal Fund took more risk than money market fund investors to earn their higher returns.

Return from a hypothetical $100,000 investment
9/5/97 (inception of Fund) through 12/31/02
 (after sales charges and fund expenses)

CDA Wiesenberger
InvestmentView
Tax-Exempt Money Market Average

$14,210

Thornburg New York Intermediate
Municipal Fund (after capital gains taxes)

$29.920

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.